UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 4, 2021
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

9717 Key West Ave, Suite 100
Rockville, MD 20850
(Address of principal executive offices)(Zip code)

(240) 813-1260
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01   —  Regulation FD Disclosure.

On November 4, 2021, Oliver Schacht, Ph.D., Chief Executive Officer of OpGen, Inc. (the “Company”), participated in a video interview relating to, among other things, the Company’s Special Meeting of Stockholders scheduled for December 8, 2021 (the “Special Meeting”). A transcript of the interview is filed as Exhibit 99.1 of this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and its exhibit includes statements regarding the Company’s Special Meeting of Stockholders as well as the Company’s current operations and business plans. These statements and other statements regarding the Company’s future plans and goals constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that are often difficult to predict, are beyond our control, and which may cause results to differ materially from expectations. Factors that could cause our results to differ materially from those described include, but are not limited to, the Company’s ability to successfully, timely and cost-effectively develop, seek and obtain regulatory clearance for and commercialize its product and services offerings, the Company’s ability to obtain stockholder approval for an increase in its authorized shares of common stock or otherwise pursue alternative means of continued financing for its operations, the rate of adoption of the Company’s products and services by hospitals and other healthcare providers, the fact that the Company may not effectively use proceeds from our financings, the realization of expected benefits of the Company’s business combination transaction with Curetis GmbH, the success of the Company’s commercialization efforts, the impact of COVID-19 on the Company’s operations, financial results, and commercialization efforts as well as on capital markets and general economic conditions, the effect on the Company’s business of existing and new regulatory requirements, and other economic and competitive factors. For a discussion of the most significant risks and uncertainties associated with the Company’s business, investors should carefully review the Company’s filings with the Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on these forward-looking statements, which are based on the Company’s expectations as of the date of this Current Report on Form 8-K and speak only as such date. The Company undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by laws.

Additional Information

In connection with the Special Meeting, the Company filed with the SEC on October 29, 2021 a proxy statement for the Special Meeting and may also file other relevant documents with the SEC regarding the proposals to be considered at the Special Meeting. This report is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The proxy statement has been made available to stockholders. Investors and security holders are urged to read the proxy statement and any other relevant documents that may be filed with the SEC, as well as any amendments or supplements to those documents, carefully and in their entirety if and when they become available because they contain or will contain important information about the Company and the proposals to be considered at the Special Meeting. Investors and security holders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company and the Special Meeting through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company may be obtained free of charge on the Company’s website at www.opgen.com.

Item 9.01 —   Financial Statements and Exhibits.

(d) Exhibits

99.1	Interview transcript
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 4, 2021	OpGen, Inc.

	By:	/s/ Oliver Schacht PhD
		Name:	Oliver Schacht PhD
		Title:	Chief Executive Officer